UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-23855

Eaton Vance Floating-Rate Opportunities Fund

(Exact Name of Registrant as Specified in Charter)

One Post Office Square, Boston, Massachusetts 02109

(Address of Principal Executive Offices)

Deidre E. Walsh

One Post Office Square, Boston, Massachusetts 02109

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

May 31

Date of Fiscal Year End

May 31, 2024

Date of Reporting Period

Item 1. Reports to Stockholders

(a)

Eaton Vance
Floating-Rate Opportunities Fund
Annual Report
May 31, 2024

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund's adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the prospectus and statement of additional information, which can be obtained by calling 1-800-262-1122 or from a financial intermediary. Prospective investors should read the prospectus carefully before investing.

Annual Report May 31, 2024
Eaton Vance
Floating-Rate Opportunities Fund

Eaton Vance
Floating-Rate Opportunities Fund
May 31, 2024
Management’s Discussion of Fund Performance†

Economic and Market Conditions
Amid global concerns over inflation, high interest rates, and wars in Ukraine and the Middle East, senior loans displayed their value as a portfolio diversifier, outperforming most U.S. fixed-income asset classes during the 8-month period ended May 31, 2024.
With senior loans among the few asset classes to benefit from rising interest rates, the Morningstar® LSTA® US Leveraged Loan IndexSM (the Index), a broad measure of the asset class, returned 7.05% during the period. Senior loans generally outperformed investment-grade corporate bonds, corporate high yield bonds, municipal bonds, and U.S. government bonds during the period.
In the opening month of the period -- October 2023 -- the Index return was virtually flat amid volatility that briefly rattled capital markets worldwide. But the senior loan market showed resilience, capping its second-best calendar year on record with strong performances in November and December 2023, driven by expectations that the U.S. Federal Reserve (the Fed) had ended its interest rate hiking cycle and the American economy was heading for a soft landing.
The senior loan rally continued into 2024. By May 31, the asset class had delivered seven straight months of positive returns, and a 2024 year-to-date performance of 4.04%. Reflecting investors’ increased appetite for risk in a thriving U.S. economy, lower-rated loans generally outperformed higher-rated loans during the period.
Asset class technical factors contributed to senior loan performance. Investor demand outstripped net supply, which helped support floating-rate prices in secondary markets. Meanwhile, new capital formation in structured products reflected strong institutional demand for senior loans. Retail loan mutual funds also experienced strong demand. In May 2024, retail funds posted their largest inflows since the Fed began hiking interest rates in March 2022.
Issuer fundamentals also strengthened during the period, with the trailing 12-month default rate falling from 1.27% at the start of the period to 1.10% at period-end -- well below the market’s 2.70% long-term default average. Loan prices improved from $95.96 at the start of the period to a two-year high of $96.23 at period-end.
Fund Performance
For the 8-month period from its inception on September 29, 2023, through May 31, 2024, Eaton Vance Floating-Rate Opportunities Fund (the Fund) returned 9.49% for Class I shares at net asset value (NAV), outperforming its benchmark, the Morningstar® LSTA® US Leveraged Loan IndexSM (the Index), which returned 7.05%.
Under normal market conditions, the Fund has an alternative credit strategy pursuing a high level of current income in the format of a continuously offered unlisted closed-end interval fund. The Fund explores a range of specialized and difficult-to-access investments that seek to deliver a higher return than typically found in daily redemption mutual funds. Exposure to senior loans and debt tranches of collateralized loan obligations (CLOs) serve as centerpieces of this flexible credit strategy.
An out-of-Index allocation to mezzanine CLO debt tranches -- an asset class that significantly outperformed the Index -- was the largest contributor to Fund performance versus the Index during the period. On average, about 44% of Fund assets were invested in CLOs during the period.
Loan selections overall -- particularly in the health care equipment & supplies industry, and the software industry -- also contributed to Fund performance relative to the Index. An underweight position in the weak-performing diversified telecommunications services industry aided Index-relative returns during the period as well.
In contrast, the Fund’s cash position detracted from performance versus the Index, most notably early in the period when the Fund’s assets had not yet been fully invested. Loan selections in the ground transportation industry also dragged on Index-relative returns, as did an underweight position in the strong-performing health care providers & services industry.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

Eaton Vance
Floating-Rate Opportunities Fund
May 31, 2024
Performance

Portfolio Manager(s) Andrew N. Sveen, CFA, Ralph H. Hinckley, Jr., CFA, Edward J. Greenaway, CFA and Steve Sebo
% Cumulative Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	12/15/2023	09/29/2023	—%	—%	8.96%
Class A with 3.25% Maximum Sales Charge	—	—	—	—	5.38
Class I at NAV	09/29/2023	09/29/2023	—	—	9.49
Class U at NAV	12/15/2023	09/29/2023	—	—	8.71

Morningstar® LSTA® US Leveraged Loan IndexSM	—	—	—%	—%	7.05%
Growth of $1,000,000

This graph shows the change in value of a hypothetical investment of $1,000,000 in Class I of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class A	$10,000	09/29/2023	$10,896	$10,538
Class U	$10,000	09/29/2023	$10,871	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

Eaton Vance
Floating-Rate Opportunities Fund
May 31, 2024
Fund Profile

Top 10 Issuers (% of total investments)[1]
Benefit Street Partners CLO XXXII Ltd.	5.2%
Carlyle U.S. CLO Ltd.	5.2
Octagon 68 Ltd.	5.2
Elmwood CLO XI Ltd.	4.2
Golub Capital Partners CLO 52B Ltd.	3.4
Basswood Park CLO Ltd.	3.4
TCW CLO Ltd.	3.4
OCP Aegis CLO Ltd.	3.3
Crown City CLO I	3.3
Crown Point CLO 10 Ltd.	2.8
Total	39.4%
Top 10 Industries (% of total investments)[1]
Software	8.1%
Hotels, Restaurants & Leisure	2.9
Chemicals	2.9
Professional Services	2.2
Machinery	2.1
Aerospace and Defense	1.7
Specialty Retail	1.7
Insurance	1.7
Diversified Consumer Services	1.7
IT Services	1.6
Total	26.6%

Credit Quality (% of total investments)[1,2]
Footnotes:
[1]	Excludes cash and cash equivalents.
[2]	Credit ratings are categorized using S&P Global Ratings (“S&P”). Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by S&P.

Eaton Vance
Floating-Rate Opportunities Fund
May 31, 2024
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the Fund’s investment adviser and are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	Morningstar® LSTA® US Leveraged Loan IndexSM is an unmanaged index of the institutional leveraged loan market. Morningstar® LSTA® Leveraged Loan indices are a product of Morningstar, Inc. (“Morningstar”) and have been licensed for use. Morningstar® is a registered trademark of Morningstar licensed for certain use. Loan Syndications and Trading Association® and LSTA® are trademarks of the LSTA licensed for certain use by Morningstar, and further sublicensed by Morningstar for certain use. Neither Morningstar nor LSTA guarantees the accuracy and/or completeness of the Morningstar® LSTA® US Leveraged Loan IndexSM or any data included therein, and shall have no liability for any errors, omissions, or interruptions therein. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’s inception, as applicable.
Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class A and Class U are linked to Class I. Performance presented in the Financial Highlights included in the financial statements is not linked.
Fund profile subject to change due to active management.

Eaton Vance
Floating-Rate Opportunities Fund
May 31, 2024
Portfolio of Investments

Asset-Backed Securities — 62.6%
Security	Principal Amount (000's omitted)	Value
Basswood Park CLO Ltd., Series 2021-1A, Class E, 11.736%, (3 mo. SOFR + 6.412%), 4/20/34(1)(2)	$2,000	$ 2,014,334
Benefit Street Partners CLO XXXII Ltd., Series 2023-32A, Class E, 12.715%, (3 mo. SOFR + 7.35%), 10/25/36(1)(2)	3,000	3,147,216
Bryant Park Funding Ltd., Series 2024-23A, Class E, 12.057%, (3 mo. SOFR + 6.73%), 5/15/37(1)(2)	1,500	1,513,271
Canyon Capital CLO Ltd.:
Series 2019-1A, Class ER, 12.74%, (3 mo. SOFR + 7.412%), 4/15/32(1)(2)	1,000	999,995
Series 2020-2A, Class ER, 12.12%, (3 mo. SOFR + 6.792%), 10/15/34(1)(2)	1,650	1,654,950
Carlyle U.S. CLO Ltd., Series 2022-6A, Class ER, 13.224%, (3 mo. SOFR + 7.90%), 10/25/36(1)(2)	3,000	3,139,395
Crown City CLO I, Series 2020-1A, Class DR, 12.586%, (3 mo. SOFR + 7.262%), 7/20/34(1)(2)	2,000	1,986,298
Crown Point CLO 10 Ltd., Series 2021-10A, Class E, 12.436%, (3 mo. SOFR + 7.112%), 7/20/34(1)(2)	1,700	1,704,836
Elmwood CLO XI Ltd., Series 2021-4A, Class E, 11.586%, (3 mo. SOFR + 6.262%), 10/20/34(1)(2)	2,500	2,510,670
GoldenTree Loan Opportunities XII Ltd., Series 2016-12A, Class ER, 10.986%, (3 mo. SOFR + 5.662%), 7/21/30(1)(2)	1,250	1,255,171
Golub Capital Partners CLO 52B Ltd., Series 2020-52A, Class ER, 12.075%, (3 mo. SOFR + 6.75%), 4/20/37(1)(2)	2,000	2,017,468
Golub Capital Partners CLO 53B Ltd., Series 2021-53A, Class E, 12.286%, (3 mo. SOFR + 6.962%), 7/20/34(1)(2)	1,070	1,074,329
Jamestown CLO XV Ltd.:
Series 2020-15A, Class E, 12.59%, (3 mo. SOFR + 7.262%), 4/15/33(1)(2)	1,310	1,313,827
Series 2020-15A, Class ER, (3 mo. SOFR + 7.06%), 7/15/35(1)(3)	1,310	1,304,440
Oaktree CLO Ltd., Series 2019-4A, Class ERR, (3 mo. SOFR + 6.59%), 7/20/37(1)(3)	1,500	1,496,498
OCP Aegis CLO Ltd., Series 2023-29A, Class E, 13.05%, (3 mo. SOFR + 7.72%), 1/20/35(1)(2)	2,000	2,011,160
Octagon 68 Ltd., Series 2023-1A, Class E, 12.565%, (3 mo. SOFR + 7.24%), 10/20/36(1)(2)	3,000	3,134,388
TCW CLO Ltd., Series 2019-2A, Class ER, 11.975%, (3 mo. SOFR + 6.65%), 10/20/32(1)(2)	2,000	2,011,816
Total Asset-Backed Securities (identified cost $32,719,351)		$34,290,062

Senior Floating-Rate Loans — 47.0%(4)
Borrower/Description	Principal Amount (000's omitted)	Value
Aerospace and Defense — 1.8%
TransDigm, Inc., Term Loan, 8.059%, (SOFR + 2.75%), 8/24/28	$995	$ 1,000,728
		$ 1,000,728
Auto Components — 1.4%
Autokiniton U.S. Holdings, Inc., Term Loan, 9.444%, (SOFR + 4.00%), 4/6/28	$744	$ 751,419
		$ 751,419
Automobiles — 0.9%
MajorDrive Holdings IV LLC, Term Loan, 10.959%, (SOFR + 5.50%), 6/1/29	$497	$ 500,888
		$ 500,888
Beverages — 0.9%
Triton Water Holdings, Inc., Term Loan, 8.814%, (SOFR + 3.25%), 3/31/28	$496	$ 495,967
		$ 495,967
Capital Markets — 0.9%
Focus Financial Partners LLC, Term Loan, 8.079%, (SOFR + 2.75%), 6/30/28	$496	$ 497,616
		$ 497,616
Chemicals — 3.1%
Charter NEX U.S., Inc., Term Loan, 8.829%, (SOFR + 3.50%), 12/1/27	$496	$ 499,001
INEOS U.S. Finance LLC, Term Loan, 9.179%, (SOFR + 3.75%), 11/8/27	744	748,017
Rohm Holding GmbH, Term Loan, 10.581%, (SOFR + 5.00%), 7/31/26	496	476,053
		$ 1,723,071
Consumer Staples Distribution & Retail — 0.9%
Cardenas Markets, Inc., Term Loan, 12.159%, (SOFR + 6.75%), 8/1/29	$496	$ 500,032
		$ 500,032
Containers & Packaging — 1.4%
Clydesdale Acquisition Holdings, Inc., Term Loan, 9.104%, (SOFR + 3.68%), 4/13/29	$744	$ 749,110
		$ 749,110

See Notes to Financial Statements.

Eaton Vance
Floating-Rate Opportunities Fund
May 31, 2024
Portfolio of Investments — continued

Borrower/Description	Principal Amount (000's omitted)	Value
Diversified Consumer Services — 1.8%
Sotheby's, Term Loan, 10.09%, (SOFR + 4.50%), 1/15/27	$496	$ 468,471
Wand NewCo 3, Inc., Term Loan, 9.079%, (SOFR + 3.75%), 1/30/31	500	504,772
		$ 973,243
Electronic Equipment, Instruments & Components — 0.8%
Creation Technologies, Inc., Term Loan, 11.068%, (SOFR + 5.50%), 10/5/28	$496	$ 467,671
		$ 467,671
Engineering & Construction — 0.9%
Aegion Corp., Term Loan, 9.579%, (SOFR + 4.25%), 5/17/28	$497	$ 500,594
		$ 500,594
Entertainment — 0.9%
Renaissance Holding Corp., Term Loan, 9.597%, (SOFR + 4.25%), 4/5/30	$500	$ 500,703
		$ 500,703
Gas Utilities — 1.2%
CQP Holdco LP, Term Loan, 8.302%, (SOFR + 3.00%), 12/31/30	$677	$ 679,307
		$ 679,307
Health Care Equipment & Supplies — 0.9%
Journey Personal Care Corp., Term Loan, 9.694%, (SOFR + 4.25%), 3/1/28	$496	$ 495,553
		$ 495,553
Health Care Providers & Services — 0.8%
BW NHHC Holdco, Inc., Term Loan - Second Lien, 13.302%, (SOFR + 8.00%), 1/15/26	$501	$ 433,163
		$ 433,163
Health Care Technology — 0.9%
Symplr Software, Inc., Term Loan, 9.93%, (SOFR + 4.50%), 12/22/27	$496	$ 472,472
		$ 472,472
Hotels, Restaurants & Leisure — 3.3%
Carnival Corp., Term Loan, 8.075%, (SOFR + 2.75%), 10/18/28	$772	$ 778,436
Fertitta Entertainment LLC, Term Loan, 9.071%, (SOFR + 3.75%), 1/27/29	199	200,320
Borrower/Description	Principal Amount (000's omitted)	Value
Hotels, Restaurants & Leisure (continued)
Flutter Financing BV, Term Loan, 7.559%, (SOFR + 2.25%), 11/25/30	$309	$ 310,771
Ontario Gaming GTA LP, Term Loan, 9.559%, (SOFR + 4.25%), 8/1/30	499	502,803
		$ 1,792,330
Household Durables — 0.8%
ACProducts, Inc., Term Loan, 5/17/28(5)	$500	$ 425,893
		$ 425,893
Insurance — 1.8%
USI, Inc., Term Loan, 8.081%, (SOFR + 2.75%), 11/22/29	$992	$ 995,595
		$ 995,595
IT Services — 1.8%
Asurion LLC, Term Loan, 9.679%, (SOFR + 4.25%), 8/19/28	$744	$ 740,081
Rackspace Technology Global, Inc., Term Loan, 11.686%, (SOFR + 6.25%), 5/15/28	250	252,969
		$ 993,050
Life Sciences Tools & Services — 0.9%
Curia Global, Inc., Term Loan, 9.18%, (SOFR + 3.75%), 8/30/26(6)	$500	$ 472,578
		$ 472,578
Machinery — 2.3%
Conair Holdings LLC, Term Loan, 9.194%, (SOFR + 3.75%), 5/17/28	$496	$ 493,495
Engineered Machinery Holdings, Inc., Term Loan, 9.321%, (SOFR + 3.75%), 5/19/28	744	749,938
		$ 1,243,433
Metals/Mining — 0.9%
PMHC II, Inc., Term Loan, 9.706%, (SOFR + 4.25%), 4/23/29	$496	$ 490,975
		$ 490,975
Professional Services — 2.4%
CoreLogic, Inc., Term Loan, 8.944%, (SOFR + 3.50%), 6/2/28	$496	$ 490,158

See Notes to Financial Statements.

Eaton Vance
Floating-Rate Opportunities Fund
May 31, 2024
Portfolio of Investments — continued

Borrower/Description	Principal Amount (000's omitted)	Value
Professional Services (continued)
Employbridge Holding Co., Term Loan, 10.314%, (SOFR + 4.75%), 7/19/28	$496	$ 361,461
Neptune Bidco U.S., Inc., Term Loan, 10.406%, (SOFR + 5.00%), 4/11/29	496	477,321
		$ 1,328,940
Real Estate Management & Development — 0.9%
Greystar Real Estate Partners LLC, Term Loan, 8.577%, (SOFR + 3.25%), 8/21/30	$498	$ 501,234
		$ 501,234
Road & Rail — 1.7%
Hertz Corp.:
Term Loan, 8.859%, (SOFR + 3.25%), 6/30/28	$832	$ 766,748
Term Loan, 8.859%, (SOFR + 3.25%), 6/30/28	161	148,387
		$ 915,135
Software — 8.9%
Central Parent, Inc., Term Loan, 8.577%, (SOFR + 3.25%), 7/6/29	$1,000	$ 1,009,375
Cloud Software Group, Inc., Term Loan, 9.331%, (SOFR + 4.00%), 3/30/29	497	498,929
Epicor Software Corp.:
Term Loan, 7/30/27(5)	59	58,664
Term Loan, 7/30/27(5)	500	500,703
Fiserv Investment Solutions, Inc., Term Loan, 9.326%, (SOFR + 4.00%), 2/18/27	496	477,777
Sabre GLBL, Inc., Term Loan, 10.429%, (SOFR + 5.00%), 6/30/28	500	462,031
Skillsoft Corp., Term Loan, 10.685%, (SOFR + 5.25%), 7/14/28	496	405,156
UKG, Inc., Term Loan, 2/10/31(5)	500	504,323
Veritas U.S., Inc., Term Loan, 10.444%, (SOFR + 5.00%), 9/1/25	496	455,664
Vision Solutions, Inc., Term Loan, 9.841%, (SOFR + 4.25%), 4/24/28	496	493,826
		$ 4,866,448
Specialty Retail — 1.8%
Mattress Firm, Inc., Term Loan, 9.814%, (SOFR + 4.25%), 9/25/28	$496	$ 497,156
Borrower/Description	Principal Amount (000's omitted)	Value
Specialty Retail (continued)
PetSmart, Inc., Term Loan, 9.179%, (SOFR + 3.75%), 2/11/28	$500	$ 499,286
		$ 996,442
Total Senior Floating-Rate Loans (identified cost $25,841,921)		$25,763,590
Total Investments — 109.6% (identified cost $58,561,272)		$60,053,652
Other Assets, Less Liabilities — (9.6)%		$ (5,263,316)
Net Assets — 100.0%		$54,790,336
The percentage shown for each investment category in the Portfolio of Investments is based on net assets.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At May 31, 2024, the aggregate value of these securities is $34,290,062 or 62.6% of the Fund's net assets.
(2)	Variable rate security. The stated interest rate represents the rate in effect at May 31, 2024.
(3)	When-issued, variable rate security whose interest rate will be determined after May 31, 2024
(4)	Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the Secured Overnight Financing Rate (“SOFR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate. Rates for SOFR are generally 1 or 3-month tenors and may also be subject to a credit spread adjustment. Senior Loans are generally subject to contractual restrictions that must be satisfied before they can be bought or sold.
(5)	This Senior Loan will settle after May 31, 2024, at which time the interest rate will be determined.
(6)	The stated interest rate represents the weighted average interest rate at May 31, 2024 of contracts within the senior loan facility. Interest rates on contracts are primarily redetermined either monthly or quarterly by reference to the indicated base lending rate and spread and the reset period.

See Notes to Financial Statements.

Eaton Vance
Floating-Rate Opportunities Fund
May 31, 2024
Portfolio of Investments — continued

Abbreviations:
SOFR	– Secured Overnight Financing Rate
Currency Abbreviations:
USD	– United States Dollar

See Notes to Financial Statements.

Eaton Vance
Floating-Rate Opportunities Fund
May 31, 2024
Statement of Assets and Liabilities

May 31, 2024
Assets
Investments, at value (identified cost $58,561,272)	$ 60,053,652
Interest receivable	920,200
Dividends receivable from affiliated investments	6,675
Receivable for investments sold	71,318
Receivable from affiliates	78,908
Trustees' deferred compensation plan	14
Deferred offering costs	245,766
Prepaid upfront fees on notes payable	72,737
Total assets	$61,449,270
Liabilities
Payable for investments purchased	$ 3,225,942
Payable for when-issued securities	2,816,954
Due to custodian	389,518
Payable to affiliates:
Investment adviser and administration fee	45,521
Distribution fees	44
Trustees' fees	622
Trustees' deferred compensation plan	14
Accrued expenses	180,319
Total liabilities	$ 6,658,934
Net Assets	$54,790,336
Sources of Net Assets
Paid-in capital	$ 53,078,067
Distributable earnings	1,712,269
Net Assets	$54,790,336
Class A Shares
Net Assets	$ 53,014
Shares Outstanding	5,147
Net Asset Value and Redemption Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$ 10.30
Maximum Offering Price Per Share (100 ÷ 96.75 of net asset value per share)	$ 10.65
Class I Shares
Net Assets	$ 54,684,428
Shares Outstanding	5,314,758
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 10.29
Class U Shares
Net Assets	$ 52,894
Shares Outstanding	5,135
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 10.30
On sales of $100,000 or more, the offering price of Class A shares is reduced.
*	Redemption price per share is equal to the net asset value less any applicable early withdrawal charge.

See Notes to Financial Statements.

Eaton Vance
Floating-Rate Opportunities Fund
May 31, 2024
Statement of Operations

Period Ended
May 31, 2024(1)
Investment Income
Dividend income from affiliated investments	$ 282,456
Interest income	3,350,839
Other income	66,502
Total investment income	$3,699,797
Expenses
Investment adviser and administration fee	$ 345,270
Distribution and service fees:
Class A	58
Class U	174
Trustees’ fees and expenses	2,509
Custodian fee	21,870
Transfer and dividend disbursing agent fees	717
Legal and accounting services	136,911
Printing and postage	4,021
Amortization of deferred offering costs	566,019
Registration fees	5,460
Interest expense and fees	33,846
Miscellaneous	15,849
Total expenses	$1,132,704
Deduct:
Waiver and/or reimbursement of expenses by affiliates	$ 674,735
Total expense reductions	$ 674,735
Net expenses	$ 457,969
Net investment income	$3,241,828
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment transactions	$ 56,128
Net realized gain	$ 56,128
Change in unrealized appreciation (depreciation):
Investments	$ 1,492,380
Net change in unrealized appreciation (depreciation)	$1,492,380
Net realized and unrealized gain	$1,548,508
Net increase in net assets from operations	$4,790,336
(1)	For the period from the commencement of operations, September 29, 2023, to May 31, 2024.

See Notes to Financial Statements.

Eaton Vance
Floating-Rate Opportunities Fund
May 31, 2024
Statement of Changes in Net Assets

Period Ended May 31, 2024(1)
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 3,241,828
Net realized gain	56,128
Net change in unrealized appreciation (depreciation)	1,492,380
Net increase in net assets from operations	$ 4,790,336
Distributions to shareholders:
Class A	$ (2,204)
Class I	(3,299,939)
Class U	(2,085)
Total distributions to shareholders	$ (3,304,228)
Transactions in shares of beneficial interest:
Class A	$ 52,204
Class I	53,199,939
Class U	52,085
Net increase in net assets from Fund share transactions	$53,304,228
Net increase in net assets	$54,790,336
Net Assets
At beginning of period	$ —
At end of period	$54,790,336
(1)	For the period from the commencement of operations, September 29, 2023, to May 31, 2024.

See Notes to Financial Statements.

Eaton Vance
Floating-Rate Opportunities Fund
May 31, 2024
Financial Highlights

Class A
Period Ended May 31, 2024(1)
Net asset value — Beginning of period	$ 10.14
Income (Loss) From Operations
Net investment income(2)	$ 0.44
Net realized and unrealized gain	0.16
Total income from operations	$ 0.60
Less Distributions
From net investment income	$ (0.44)
Total distributions	$ (0.44)
Net asset value — End of period	$10.30
Total Return(3)	6.02% (4)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$ 53
Ratios (as a percentage of average daily net assets):(5)
Total expenses (6)	3.57% (7)
Net expenses(6)	1.63% (7)(8)
Net investment income	9.30% (7)
Portfolio Turnover	9% (4)
(1)	For the period from the commencement of operations, December 15, 2023, to May 31, 2024.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(4)	Not annualized.
(5)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(6)	Includes interest and fee expense of 0.14% of average daily net assets for the period ended May 31, 2024.
(7)	Annualized.
(8)	Includes a reduction by the investment adviser of a portion of its adviser and administration fee due to the Fund’s investment in the Liquidity Fund (equal to 0.01% of average daily net assets for the period ended May 31, 2024).

See Notes to Financial Statements.

Eaton Vance
Floating-Rate Opportunities Fund
May 31, 2024
Financial Highlights — continued

Class I
Period Ended May 31, 2024(1)
Net asset value — Beginning of period	$ 10.00
Income (Loss) From Operations
Net investment income(2)	$ 0.63
Net realized and unrealized gain	0.30
Total income from operations	$ 0.93
Less Distributions
From net investment income	$ (0.64)
Total distributions	$ (0.64)
Net asset value — End of period	$ 10.29
Total Return(3)	9.49% (4)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$54,684
Ratios (as a percentage of average daily net assets):(5)
Total expenses(6)	3.28% (7)
Net expenses(6)	1.33% (7)(8)
Net investment income	9.39% (7)
Portfolio Turnover	9% (4)
(1)	For the period from the commencement of operations, September 29, 2023, to May 31, 2024.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(4)	Not annualized.
(5)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(6)	Includes interest and fee expense of 0.10% of average daily net assets for the period ended May 31, 2024.
(7)	Annualized.
(8)	Includes a reduction by the investment adviser of a portion of its adviser and administration fee due to the Fund’s investment in the Liquidity Fund (equal to 0.02% of average daily net assets for the period ended May 31, 2024).

See Notes to Financial Statements.

Eaton Vance
Floating-Rate Opportunities Fund
May 31, 2024
Financial Highlights — continued

Class U
Period Ended May 31, 2024(1)
Net Asset Value, Beginning of period	$ 10.14
Income (Loss) From Operations
Net investment income(2)	$ 0.41
Net realized and unrealized gain	0.17
Total income from operations	$ 0.58
Less Distributions
Net Investment Income	$ (0.42)
Total distributions	$ (0.42)
Net asset value — End of period	$10.30
Total Return(3)	5.78% (4)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$ 53
Ratios (as a percentage of average daily net assets):(5)
Total expenses(6)	4.06% (7)
Net expenses(6)	2.13% (7),(8)
Net Investment income	8.80% (7)
Portfolio Turnover	9% (4)
(1)	For the period from the commencement of operations, December 15, 2023, to May 31, 2024.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(4)	Not annualized.
(5)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(6)	Includes interest and fee expense of 0.14% of average daily net assets for the period ended May 31, 2024.
(7)	Annualized.
(8)	Includes a reduction by the investment adviser of a portion of its adviser and administration fee due to the Fund’s investment in the Liquidity Fund (equal to 0.01% of average daily net assets for the period ended May 31, 2024).

See Notes to Financial Statements.

Eaton Vance
Floating-Rate Opportunities Fund
May 31, 2024
Notes to Financial Statements

1  Significant Accounting Policies
Eaton Vance Floating-Rate Opportunities Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund intends to continuously offer its shares and operate as an interval fund that makes periodic repurchase offers pursuant to Rule 23c-3 under the 1940 Act. The Fund does not currently intend to list its shares for trading on any national securities exchange and does not expect any secondary trading market in its shares to develop. The Fund's investment objective is to seek to provide a high level of current income. The Fund commenced operations on September 29, 2023 with the offering of Class I shares. Pursuant to exemptive relief granted from the Securities and Exchange Commission, which permits the Fund to, among other things, offer multiple classes of shares, the Fund commenced offering Class A shares and Class U shares on December 15, 2023. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class I shares and Class U shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares.
The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation—The following methodologies are used to determine the market value or fair value of investments.
Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Senior Loans, for which a valuation is not available or deemed unreliable, are fair valued by the investment adviser utilizing one or more of the valuation techniques described below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.
Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, the Trustees have designated the Fund’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
B  Investment Transactions—Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.
C  Income—Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.
D  Federal Taxes—The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

Eaton Vance
Floating-Rate Opportunities Fund
May 31, 2024
Notes to Financial Statements — continued

As of May 31, 2024, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
E  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
F  Indemnifications—Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Fund) could be deemed to have personal liability for the obligations of the Fund. However, the Fund’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Fund shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
G  When-Issued Securities and Delayed Delivery Transactions—The Fund may purchase securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Fund maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Such security purchases are subject to the risk that when delivered they will be worth less than the agreed upon payment price. Losses may also arise if the counterparty does not perform under the contract.
H  Offering Costs—Offering costs incurred in connection with the initial offering of the Fund’s shares are amortized on a straight-line basis over twelve months from commencement of operations of the Fund. Unamortized offering costs are reflected as deferred offering costs on the Statement of Assets and Liabilities.
2  Distributions to Shareholders and Income Tax Information
The Fund records distributions from net investment income daily and intends to make monthly distributions of net investment income to shareholders. These distributions may be paid to shareholders or reinvested in accordance with the Fund’s dividend reinvestment plan. In addition, at least annually, the Fund intends to distribute all or substantially all of its net realized capital gains. Distributions are declared separately for each class of shares. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.
The tax character of distributions declared for the period ended May 31, 2024 was as follows:
Period Ended May 31, 2024
Ordinary income	$3,304,228
During the period ended May 31, 2024, distributable earnings was increased by $226,161 and paid-in capital was decreased by $226,161 due to differences between book and tax accounting, primarily for non-deductible expenses. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of May 31, 2024, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 244,007
Net unrealized appreciation	1,468,262
Distributable earnings	$1,712,269

Eaton Vance
Floating-Rate Opportunities Fund
May 31, 2024
Notes to Financial Statements — continued

The cost and unrealized appreciation (depreciation) of investments of the Fund at May 31, 2024, as determined on a federal income tax basis, were as follows:
Aggregate cost	$58,585,390
Gross unrealized appreciation	$ 1,771,954
Gross unrealized depreciation	(303,692)
Net unrealized appreciation	$ 1,468,262
3  Investment Adviser and Administration Fee and Other Transactions with Affiliates
The investment adviser and administration fee is earned by Eaton Vance Management (EVM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory and administrative services rendered to the Fund. The investment adviser and administration fee is computed at an annual rate as a percentage of the Fund’s average daily managed assets as follows and is payable monthly:
Average Daily Managed Assets	Annual Fee Rate
Up to $500 million	1.000%
$500 million but less than $1 billion	0.950%
$1 billion but less than $2.5 billion	0.925%
$2.5 billion but less than $5 billion	0.900%
$5 billion and over	0.880%
Managed assets, as defined in the Fund's investment advisory and administrative agreement, includes the Fund’s net assets, plus all assets attributable to any form of investment leverage the Fund may utilize, including borrowings. For the period ended May 31, 2024, the investment adviser and administration fee amounted to $345,270 or 1.00% (annualized) of the Fund's average daily net assets.
The Fund may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment adviser and administration fee paid by the Fund is reduced by an amount equal to its pro rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the period ended May 31, 2024, the investment adviser and administration fee paid was reduced by $7,711 relating to the Fund’s investment in the Liquidity Fund.
EVM has contractually agreed to reimburse the Fund’s expenses to the extent that operating expenses of the Fund (other than advisory and administration fees, distribution and/or service (12b-1) fees and certain excluded expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs (including borrowing costs of any acquired funds), taxes or litigation expenses and other expenses not incurred in the ordinary course of the Fund’s business) exceed 0.25% per annum of the Fund’s average daily net assets. This expense reimbursement will continue through May 31, 2026. Any amendment to or termination of this reimbursement would require approval of the Fund's Board of Trustees. Pursuant to this agreement, EVM was allocated $667,024 of the Fund’s operating expenses for the period ended May 31, 2024.
EVM provides subtransfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the period ended May 31, 2024, EVM earned $72 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. EVD also received distribution and service fees from Class A and Class U shares (see Note 4).
Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. Certain officers and Trustees of the Fund are officers of EVM.
4  Distribution Plans
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the period ended May 31, 2024 amounted to $58 for Class A shares.

Eaton Vance
Floating-Rate Opportunities Fund
May 31, 2024
Notes to Financial Statements — continued

The Fund also has in effect a distribution plan for Class U shares (Class U Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class U Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets (including 0.25% in shareholder service fees and 0.50% for distribution fees) attributable to Class U shares for providing ongoing distribution services and facilities to the Fund. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the period ended May 31, 2024 amounted to $174 for Class U shares.
5  Early Withdrawal Charges
Class A shares purchased at net asset value in amounts of $500,000 or more are subject to a 0.75% early withdrawal charge (EWC) if repurchased within 12 months of purchase. EWCs are based on the lower of the net asset value at the time of purchase or at the time of repurchase. Shares acquired through the reinvestment of distributions are exempt from the EWC. For the period ended May 31, 2024, there were no EWCs paid by Class A shareholders.
6  Purchases and Sales of Investments
Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and principal repayments on Senior Loans, aggregated $62,288,979 and $3,928,531, respectively, for the period ended May 31, 2024.
7  Shares of Beneficial Interest and Periodic Repurchase Offers
The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:
	Period Ended May 31, 2024(1)
	Shares	Amount
Class A
Sales	4,931	$ 50,000
Issued to shareholders electing to receive payments of distributions in Fund shares	216	2,204
Net increase	5,147	$ 52,204
Class I
Sales	4,990,000	$ 49,900,000
Issued to shareholders electing to receive payments of distributions in Fund shares	324,758	3,299,939
Net increase	5,314,758	$53,199,939
Class U
Sales	4,931	$ 50,000
Issued to shareholders electing to receive payments of distributions in Fund shares	204	2,085
Net increase	5,135	$ 52,085
(1)	For the period from the commencement of operations, September 29, 2023, to May 31, 2024 for Class I and from December 15, 2023 to May 31, 2024 for Class A and Class U.
At May 31, 2024, EVM owned 100% of the outstanding shares of the Fund.
The Fund has adopted a fundamental investment policy to make quarterly offers to repurchase between 5% and 25% of its outstanding shares at NAV. Subject to applicable law and approval of the Board of Trustees of the Fund, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding shares at NAV.
On December 18, 2023, the Fund commenced its first quarterly repurchase offer to repurchase up to five percent of its outstanding shares. The offer period ended on January 17, 2024. There were no shares repurchased by the Fund.
On March 18, 2024, the Fund commenced its second quarterly repurchase offer to repurchase up to five percent of its outstanding shares. The offer period ended on April 17, 2024. There were no shares repurchased by the Fund.

Eaton Vance
Floating-Rate Opportunities Fund
May 31, 2024
Notes to Financial Statements — continued

8  Credit Agreement
Effective November 15, 2023, the Fund entered into a Credit Agreement, as amended (the Agreement) with a bank to borrow up to a limit of $15 million pursuant to a revolving line of credit. Borrowings under the Agreement are secured by the assets of the Fund. Interest is charged at a rate above the Secured Overnight Financing Rate (SOFR) and is payable monthly. Under the terms of the Agreement, in effect through November 15, 2025, the Fund pays a commitment fee of 0.20% per annum on the unused portion of the borrowing limit if the principal amount of outstanding loans at any time exceeds 60% of the borrowing limit. If the principal amount of outstanding loans at any time is less than 60% of the borrowing limit, the Fund pays a commitment fee of 0.20% per annum on the unused portion of the borrowing limit that exceeds 60% of the borrowing limit and 0.40% per annum on the excess unused portion of the borrowing limit. The commitment fee commenced 120 days after the effective date of the Agreement. In connection with the Agreement, the Fund paid upfront fees of $100,000, which are being amortized to interest expense to November 15, 2025. The unamortized balance at May 31, 2024 is approximately $73,000 and is included in prepaid upfront fees on notes payable on the Statement of Assets and Liabilities. The Fund had no borrowings outstanding pursuant to the Agreement for the period ended May 31, 2024.
9  Overdraft Advances
Pursuant to the custodian agreement, State Street Bank and Trust Company (SSBT) may, in its discretion, advance funds to the Fund to make properly authorized payments. When such payments result in an overdraft, the Fund is obligated to repay SSBT at the current rate of interest charged by SSBT for secured loans (currently, 8.50%). This obligation is payable on demand to SSBT. SSBT has a lien on the Fund's assets to the extent of any overdraft. At May 31, 2024, the Fund had a payment due to SSBT pursuant to the foregoing arrangement of $389,518. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value at May 31, 2024. If measured at fair value, overdraft advances would have been considered as Level 2 in the fair value hierarchy (see Note 11) at May 31, 2024. The Fund’s average overdraft advances during the period ended May 31, 2024 were not significant.
10  Affiliated Investments
Transactions in the Fund’s investment in funds that may be deemed to be affiliated for the period ended May 31, 2024 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Shares, end of period
Short-Term Investments
Liquidity Fund	$ —	$62,359,427	$(62,359,427)	$ —	$ —	$ —	$282,456	—
11  Fair Value Measurements
Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments)
In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
At May 31, 2024, the hierarchy of inputs used in valuing the Fund's investments, which are carried at fair value, were as follows:
Asset Description	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$ —	$ 34,290,062	$ —	$ 34,290,062
Senior Floating-Rate Loans	—	25,763,590	—	25,763,590
Total Investments	$ —	$60,053,652	$ —	$60,053,652

Eaton Vance
Floating-Rate Opportunities Fund
May 31, 2024
Notes to Financial Statements — continued

12  Risks and Uncertainties
Credit Risk
The Fund invests primarily in below investment grade floating-rate loans and other debt obligations, which are considered speculative because of the credit risk of their issuers. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of these securities to make principal and interest payments. Such companies are more likely to default on their payments of interest and principal owed than issuers of investment grade bonds. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt obligation may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value.
13  Subsequent Event
The Fund commenced its third quarterly repurchase offer on June 17, 2024 to repurchase up to five percent of its outstanding shares at the Fund’s net asset value on the Repurchase Pricing Date, as defined in the repurchase offer. The offer period ended at the close of business of the New York Stock Exchange on July 17, 2024. There were no shares repurchased by the Fund pursuant to this repurchase offer.

Eaton Vance
Floating-Rate Opportunities Fund
May 31, 2024
Independent Auditor's Report

To the Trustees and Shareholders of Eaton Vance Floating-Rate Opportunities Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Eaton Vance Floating-Rate Opportunities Fund (the “Fund”), including the portfolio of investments, as of May 31, 2024, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from September 29, 2023 (commencement of operations) through May 31, 2024, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2024, and the results of its operations, the changes in its net assets, and the financial highlights for the period from September 29, 2023 (commencement of operations) through May 31, 2024, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of May 31, 2024, by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
July 19, 2024
We have served as the auditor of one or more Eaton Vance investment companies since 1959.

Eaton Vance
Floating-Rate Opportunities Fund
May 31, 2024
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2025 will show the tax status of all distributions paid to your account in calendar year 2024. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of 163(j) interest dividends.
163(j) Interest Dividends. For the period ended May 31, 2024, the Fund designates 52.36% of distributions from net investment income as a 163(j) interest dividend.

Eaton Vance
Floating-Rate Opportunities Fund
May 31, 2024
Dividend Reinvestment Plan

The Fund operates under a dividend reinvestment plan (Plan) administered by BNY Mellon Investment Servicing (US) Inc. (Transfer Agent) pursuant to which Fund distributions are automatically reinvested in the same class of shares (Shares) of the Fund (Default Option).
You automatically participate in the Plan under the Default Option, unless and until you elect the Partial Reinvest Option or Exchange Option or an election is made to withdraw from the Plan. Under the Partial Reinvest Option, income distributions are payable in cash and capital gains distributions are payable in Shares. Under the Exchange Option, distributions are reinvested in additional shares of any class of another Eaton Vance fund chosen by you, subject to eligibility and the terms of that fund’s prospectus. If you elect to participate in the Plan under the Partial Reinvest Option or Exchange Option, rather than the Default Option, or you wish to withdraw from the Plan, you may make such election in writing to the Transfer Agent or your financial intermediary, who will inform the Fund. Distributions subject to income tax (if any) are taxable whether or not Shares are reinvested.
Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received and processed by the Transfer Agent or, if applicable, your financial intermediary prior to the dividend record date. If you elect not to participate in the Plan, you will receive all distributions in cash.
The Fund reserves the right to amend or terminate the Plan upon 60 days’ notice to Shareholders. There is no direct service charge to participants with regard to purchases under the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.
All correspondence concerning the Plan should be directed to Eaton Vance Shareholder Services at 1-800-262-1122 or to the Transfer Agent (see back cover for address) or to the applicable financial intermediary.

Eaton Vance
Floating-Rate Opportunities Fund
May 31, 2024
Management and Organization

Fund Management. The business of the Fund is managed under the direction of the Board. Subject to the provisions of the Fund’s Amended and Restated Agreement and Declaration of Trust, as may be amended from time to time (the “Declaration of Trust”), its By-laws, as may be amended from time to time (the “By-laws”) and Massachusetts law, the Trustees have all powers necessary and convenient to carry out their responsibilities, including the election and removal of the Fund’s officers. Except as indicated below, each individual has held the office shown or other offices in the same company for the last five years. Under the terms of the Fund’s current Trustee retirement policy, an independent Trustee must retire and resign as a Trustee on the earlier of: (i) the first day of July following his or her 74th birthday; or (ii), with limited exception, December 31st of the 20th year in which he or she has served as a Trustee. However, if such retirement and resignation would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement and resignation will not become effective until such time as action has been taken for the Fund to be in compliance therewith. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Fund, as that term is defined under the 1940 Act. The business address of each Board member and officer is One Post Office Square, Boston, Massachusetts 02109. “BMR” refers to Boston Management and Research, “EV” refers to EV, LLC, “Eaton Vance” or “EVM” refers to Eaton Vance Management and "MSIM" refers to Morgan Stanley Investment Management Inc. EV is the trustee of each of Eaton Vance and BMR. Each of EVM, BMR and EV are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with Eaton Vance listed below. Each Trustee oversees 127 funds in the Eaton Vance fund complex (including both funds and portfolios in a hub and spoke structure).
Name and Year of Birth	Fund Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees
Alan C. Bowser 1962	Trustee	Since 2023.	Private investor. Formerly, Chief Diversity Officer, Partner and a member of the Operating Committee, and formerly served as Senior Advisor on Diversity and Inclusion for the firm’s chief executive officer, Co-Head of the Americas Region, and Senior Client Advisor of Bridgewater Associates, an asset management firm (2011- 2023).
Other Directorships. Independent Director of Stout Risius Ross (a middle market professional services advisory firm) (since 2021).
Mark R. Fetting 1954	Trustee	Since 2023.	Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).
Other Directorships. None.
Cynthia E. Frost 1961	Trustee	Since 2023.	Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).
Other Directorships. None.
George J. Gorman 1952	Chairperson of the Board and Trustee	Since 2023 (Chairperson) and 2023 (Trustee)	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships. None.
Valerie A. Mosley 1960	Trustee	Since 2023	Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUp, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).
Other Directorships. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020) and Director of Groupon, Inc. (e-commerce provider) (2020-2022).

Eaton Vance
Floating-Rate Opportunities Fund
May 31, 2024
Management and Organization — continued

Name and Year of Birth	Fund Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)
Keith Quinton 1958	Trustee	Since 2023	Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).
Other Directorships. Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.
Marcus L. Smith 1966	Trustee	Since 2023	Private investor and independent corporate director. Formerly, Chief Investment Officer, Canada (2012-2017), Chief Investment Officer, Asia (2010-2012), Director of Asian Research (2004-2010) and portfolio manager (2001-2017) at MFS Investment Management (investment management firm).
Other Directorships. Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).
Susan J. Sutherland 1957	Trustee	Since 2023	Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).
Other Directorships. Formerly, Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (2021-2023).
Scott E. Wennerholm 1959	Trustee	Since 2023	Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).
Other Directorships. None.
Nancy A. Wiser 1967	Trustee	Since 2023	Formerly, Executive Vice President and the Global Head of Operations at Wells Fargo Asset Management (2011-2021). Other Directorships. None.

Name and Year of Birth	Fund Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees
Kenneth A. Topping 1966	President	Since 2023	Vice President and Chief Administrative Officer of EVM and BMR and Chief Operating Officer for Public Markets at MSIM. Also Vice President of Calvert Research and Management (“CRM”) since 2021. Formerly, Chief Operating Officer for Goldman Sachs Asset Management `Classic' (2009-2020).
Deidre E. Walsh 1971	Vice President and Chief Legal Officer	Since 2023	Vice President of EVM and BMR. Also Vice President of CRM.
James F. Kirchner 1967	Treasurer	Since 2023	Vice President of EVM and BMR. Also Vice President of CRM.
Nicholas S. Di Lorenzo 1987	Secretary	Since 2023	Formerly, associate (2012-2021) and counsel (2022) at Dechert LLP.
Laura T. Donovan 1976	Chief Compliance Officer	Since 2023	Vice President of EVM and BMR.
The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

Eaton Vance Funds
U.S. Customer Privacy Notice	March 2024

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account information and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No*
For our affiliates’ everyday business purposes — information about your creditworthiness	Yes	Yes*
For our affiliates to market to you	Yes	Yes*
For nonaffiliates to market to you	No	We don’t share
To limit our sharing	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

Eaton Vance Funds
U.S. Customer Privacy Notice — continued	March 2024

Who we are
Who is providing this notice?	Eaton Vance Management and our investment management affiliates (“Eaton Vance”) (see Affiliates definition below.)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. (See below for more on your rights under state law.)
What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include registered investment advisers such as Eaton Vance Management, Eaton Vance Advisers International Ltd., Boston Management and Research, Calvert Research and Management, Parametric Portfolio Associates LLC, Atlanta Capital Management Company LLC, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Co.; registered broker-dealers such as Morgan Stanley Distributors Inc. and Eaton Vance Distributors, Inc. (together, the “Investment Management Affiliates”); and companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co. (the “Morgan Stanley Affiliates”).
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance does not jointly market.

Eaton Vance Funds
U.S. Customer Privacy Notice — continued	March 2024

Other important information
*PLEASE NOTE: Eaton Vance does not share your creditworthiness information or your transactions and experiences information with the Morgan Stanley Affiliates, nor does Eaton Vance enable the Morgan Stanley Affiliates to market to you. Your opt outs will prevent Eaton Vance from sharing your creditworthiness information with the Investment Management Affiliates and will prevent the Investment Management Affiliates from marketing their products to you.
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

Eaton Vance Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.
Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

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Investment Adviser and Administrator
Eaton Vance Management
One Post Office Square
Boston, MA 02109
Principal Underwriter*
Eaton Vance Distributors, Inc.
One Post Office Square
Boston, MA 02109
(617) 482-8260
Custodian
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Attn: Eaton Vance Funds
P.O. Box 534439
Pittsburgh, PA 15253-4439
(800) 262-1122
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
One Post Office Square
Boston, MA 02109
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

43221    5.31.24

(b)	Not applicable.

Item 2. Code of Ethics

The registrant (sometimes referred to as the “Fund”) has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees (the “Board”) has designated George J. Gorman and Scott E. Wennerholm, each an independent trustee, as audit committee financial experts. Mr. Gorman is a certified public accountant who is the Principal at George J. Gorman LLC (a consulting firm). Previously, Mr. Gorman served in various capacities at Ernst & Young LLP (a registered public accounting firm), including as Senior Partner. Mr. Gorman also has experience serving as an independent trustee and audit committee financial expert of other mutual fund complexes. Mr. Wennerholm is a private investor. Previously, Mr. Wennerholm served as a Trustee at Wheelock College (postsecondary institution), as a Consultant at GF Parish Group (executive recruiting firm), Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm), Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm), and Vice President at Fidelity Investments Institutional Services (investment management firm).

Item 4. Principal Accountant Fees and Services

(a) –(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s initial fiscal period ended May 31, 2024 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Fiscal Year Ended *	5/31/24
Audit Fees	$71,500
Audit-Related Fees(1)	$0
Tax Fees(2)	$0
All Other Fees(3)	$0

Total	$71,500

*	Fund commenced operations on September 29, 2023.
(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s initial fiscal period ended May 31, 2024; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time periods.

Fiscal Year Ended*	5/31/24
Registrant	$0
Eaton Vance(1)	$18,490

*	Fund commenced operations on September 29, 2023.
(1)	The investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Morgan Stanley.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. George J. Gorman, Keith Quinton, Scott E. Wennerholm (Chair), and Nancy A. Wiser are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

(a)	Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of the Fund has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The trustees will review the Policies annually. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board, or any committee, sub-committee or group of independent trustees identified by the Board, which will instruct the investment adviser on the appropriate course of action. If the Board Members are unable to meet and the failure to vote a proxy would have a material adverse impact on the Fund, the investment adviser may vote such proxy, provided that it discloses the existence of the material conflict to the Chairperson of the Fund’s Board as soon as practicable and to the Board at its next meeting.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies in accordance with customized proxy voting guidelines (the “Guidelines”) and/or refer them back to the investment adviser pursuant to the Policies.

The Agent is required to establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services, including methods to reasonably ensure that its analysis and recommendations are not influenced by a conflict of interest. The Guidelines include voting guidelines for matters relating to, among other things, the election of directors, approval of independent auditors, executive compensation, corporate structure and anti-takeover defenses. The investment adviser may cause the Fund to abstain from voting from time to time where it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote or it is unable to access or access timely ballots or other proxy information, among other stated reasons. The Agent will refer Fund proxies to the investment adviser for instructions under circumstances where, among others: (1) the application of the Guidelines is unclear; (2) a particular proxy question is not covered by the Guidelines; or (3) the Guidelines require input from the investment adviser. When a proxy voting issue has been referred to the investment adviser, the analyst (or portfolio manager if applicable) covering the company subject to the proxy proposal determines the final vote (or decision not to vote) and the investment adviser’s Proxy Administrator (described below) instructs the Agent to vote accordingly for securities held by the Fund. Where more than one analyst covers a particular company and the recommendations of such analysts voting a proposal conflict, the investment adviser’s Global Proxy Group (described below) will review such recommendations and any other available information related to the proposal and determine the manner in which it should be voted, which may result in different recommendations for the Fund that may differ from other clients of the investment adviser.

The investment adviser has appointed a Proxy Administrator to assist in the coordination of the voting of client proxies (including the Fund’s) in accordance with the Guidelines and the Policies. The investment adviser and its affiliates have also established a Global Proxy Group. The Global Proxy Group develops the investment adviser’s positions on all major corporate issues, creates the Guidelines and oversees the proxy voting process. The Proxy Administrator maintains a record of all proxy questions that have been referred by the Agent, all applicable recommendations, analysis and research received and any resolution of the matter. Before instructing the Agent to vote contrary to the Guidelines or the recommendation of the Agent, the Proxy Administrator will provide the Global Proxy Group with the Agent’s recommendation for the proposal along with any other relevant materials, including the basis for the analyst’s recommendation. The Proxy Administrator will then instruct the Agent to vote the proxy in the manner determined by the Global Proxy Group. A similar process will be followed if the Agent has a conflict of interest with respect to a proxy. The investment adviser will report to the Fund’s Board any votes cast contrary to the Guidelines or Agent recommendations, as applicable, no less than annually.

The investment adviser’s Global Proxy Group is responsible for monitoring and resolving possible material conflicts with respect to proxy voting. Because the Guidelines are predetermined and designed to be in the best interests of shareholders, application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflict of interest. The investment adviser will monitor situations that may result in a conflict of interest between any of its clients and the investment adviser or any of its affiliates by maintaining a list of significant existing and prospective corporate clients. The Proxy Administrator will compare such list with the names of companies of which he or she has been referred a proxy statement (the “Proxy Companies”). If a company on the list is also a Proxy Company, the Proxy Administrator will report that fact to the Global Proxy Group. If the Proxy Administrator intends to instruct the Agent to vote in a manner inconsistent with the Guidelines, the Global Proxy Group will first determine, in consultation with legal counsel if necessary, whether a material conflict exists. If it is determined that a material conflict exists, the investment adviser will seek instruction on how the proxy should be voted from the Fund’s Board, or any committee or subcommittee identified by the Board. If a matter is referred to the Global Proxy Group, the decision made and basis for the decision will be documented by the Proxy Administrator and/or Global Proxy Group.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 13. Portfolio Managers of Closed-End Management Investment Companies

Eaton Vance Management (“EVM” or “Eaton Vance”) is the investment adviser of the Fund. Edward J. Greenaway, Ralph H. Hinckley, Jr., Steve Sebo and Andrew N. Sveen comprise the investment team responsible for the overall and day-to-day management of the Fund’s investments.

Messrs. Sveen, Hinckley, Greenaway, and Sebo are Vice Presidents of EVM and have been portfolio managers of the Fund since the Fund’s inception. Messrs. Sveen, Hinckley and Greenaway have been employed by the Eaton Vance organization for more than five years. Mr. Sebo joined Eaton Vance in August 2022. Before joining Eaton Vance, he worked at Wells Fargo as a senior member of the firm’s CLO and Private Credit banking team. Prior to joining Wells Fargo, Mr. Sebo began his career in 2008 at Bank of America as a financial analyst. This information is provided as of the date of filing this report.

The following table shows, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Edward J. Greenaway, CFA
Registered Investment Companies	2	$859.5	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Ralph H. Hinckley, CFA(1)
Registered Investment Companies	6	$25,602.5	0	$0
Other Pooled Investment Vehicles	3	$4,241.3	0	$0
Other Accounts	2	$534.5	0	$0
Steve Sebo
Registered Investment Companies	2	$859.5	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Andrew N. Sveen, CFA(1)
Registered Investment Companies	11	$27,666.8	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

(1)

This portfolio manager serves as portfolio manager of one or more registered investment companies that invests or may invest in one or more underlying registered investment companies in the Eaton Vance family of funds or other pooled investment vehicles sponsored by Eaton Vance. The underlying investment companies may be managed by this portfolio manager or another portfolio manager.

The following table shows the dollar range of Fund shares beneficially owned by the portfolio manager as of the Fund’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Fund
Edward J. Greenaway, CFA	None
Ralph H. Hinckley, CFA	None
Steve Sebi	None
Andrew N. Sveen, CFA	None

Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments on the one hand and the investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies that govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocations, cross trades and best execution.

Compensation Structure for EVM

The compensation structure of Eaton Vance and its affiliates that are investment advisers (for purposes of this section “Eaton Vance”) is based on a total reward system of base salary and incentive compensation, which is paid either in the form of cash bonus, or for employees meeting the specified deferred compensation eligibility threshold, partially as a cash bonus and partially as mandatory deferred compensation. Deferred compensation granted to Eaton Vance employees is generally granted as a mix of deferred cash awards under the Investment Management Alignment Plan (IMAP) and equity-based awards in the form of stock units. The portion of incentive compensation granted in the form of a deferred compensation award and the terms of such awards are determined annually by the Compensation, Management Development and Succession Committee of the Board of Directors of Eaton Vance’s parent company, Morgan Stanley.

Base salary compensation. Generally, portfolio managers and research analysts receive base salary compensation based on the level of their position with the adviser.

Incentive compensation. In addition to base compensation, portfolio managers and research analysts may receive discretionary year-end compensation. Incentive compensation may include:

•	Cash bonus

•	Deferred compensation:

•

A mandatory program that defers a portion of incentive compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions.

•

IMAP is a cash-based deferred compensation plan designed to increase the alignment of participants’ interests with the interests of clients. For eligible employees, a portion of their deferred compensation is mandatorily deferred into IMAP on an annual basis. Awards granted under IMAP are notionally invested in referenced funds available pursuant to the plan, which are funds advised by MSIM and its affiliates including Eaton Vance. Portfolio managers are required to notionally invest a minimum of 40% of their account balance in the designated funds that they manage and are included in the IMAP notional investment fund menu.

•

Deferred compensation awards are typically subject to vesting over a multi-year period and are subject to cancellation through the payment date for competition, cause (i.e., any act or omission that constitutes a breach of obligation to the Funds, including failure to comply with internal compliance, ethics or risk management standards, and failure or refusal to perform duties satisfactorily, including supervisory and management duties), disclosure of proprietary information, and solicitation of employees or clients. Awards are also subject to clawback through the payment date if an employee’s act or omission (including with respect to direct supervisory responsibilities) causes a restatement of the firm’s consolidated financial results, constitutes a violation of the firm’s global risk management principles, policies and standards, or causes a loss of revenue associated with a position on which the employee was paid and the employee operated outside of internal control policies.

Eaton Vance compensates employees based on principles of pay-for-performance, market competitiveness and risk management. Eligibility for, and the amount of any, discretionary compensation is subject to a multi-dimensional process. Specifically, consideration is given to one or more of the following factors, which can vary by portfolio management team and circumstances:

•	Revenue and profitability of the business and/or each fund/account managed by the portfolio manager

•	Individual contribution and performance

•	Contribution to client objectives

•	Revenue and profitability of the firm

•	Return on equity and risk factors of both the business units and Morgan Stanley

•	Assets managed by the portfolio manager

•	External market conditions

•	New business development and business sustainability

•	Team, product and/or Eaton Vance performance

•

The pre-tax investment performance of the funds/accounts managed by the portfolio manager(1) (which may, in certain cases, be measured against the applicable benchmark(s) and/or peer group(s) over one, three and five-year periods),(2) provided that for funds that are tax-managed or otherwise have an objective of after-tax returns, performance net of taxes will be considered

Further, the firm’s Global Incentive Compensation Discretion Policy requires compensation managers to consider only legitimate, business related factors when exercising discretion in determining variable incentive compensation, including adherence to Morgan Stanley’s core values, conduct, disciplinary actions in the current performance year, risk management and risk outcomes.

(1)	Generally, this is total return performance, provided that consideration may also be given to relative risk-adjusted performance.
(2)

When a fund’s peer group as determined by Lipper or Morningstar is deemed by the relevant Eaton Vance Chief Investment Officer, or in the case of the sub-advised Funds, the Director of Product Development and Sub-Advised Funds, not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No such purchases this period.

Item 15. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominee to the Fund’s Board of Trustees.

Item 16. Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There have been no changes in the registrant’s internal controls over financial reporting during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

No activity to report for the registrant’s most recent fiscal year end.

Item 18. Recovery of Erroneously Awarded Compensation

Not applicable.

Item 19. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Principal Financial Officer’s Section 302 certification.

(a)(2)(ii)	Principal Executive Officer’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Floating-Rate Opportunities Fund

By:	/s/ Kenneth A. Topping
Kenneth A. Topping
Principal Executive Officer

Date:	July 22, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Principal Financial Officer

Date:	July 22, 2024

By:	/s/ Kenneth A. Topping
Kenneth A. Topping
Principal Executive Officer

Date:	July 22, 2024